UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2019

Rapid7, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Causeway Street, Boston, Massachusetts		02114
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 247-1717

100 Summer Street, Boston, Massachusetts, 02110
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On July 19, 2019, Rapid7, Inc. (the “Company”) entered into a lease (the “Lease”) with Office Tower Developer LLC, an affiliate of Boston Properties, with respect to 67,214 square feet of office space in a building currently under construction at 100 Causeway Street, Boston, Massachusetts, to be located in the same complex as, and in order to expand, the Company’s headquarters.
The term of the Lease is approximately one hundred and two months, and is expected to commence on June 1, 2021, with the option to extend the Lease for two periods of five years each. The initial net rental rate payable under the Lease will be $60.00 per rentable square foot per annum, with 2% increase per rentable square foot per year, plus the pro rata share of certain real property taxes and operating expenses estimated to be approximately $21.97 per rentable square foot initially. The Company is required to post a letter of credit security deposit in the amount of $1,000,000 as a security deposit at the time of the execution of the Lease, which shall increase to $2,771,569 at commencement of the Lease and be subject to reduction after the third lease year.
The foregoing is a summary description of the material terms of the Lease, does not purport to be complete and is qualified in its entirety by reference to the Lease, which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
 The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Lease dated July 19, 2019 between Office Tower Developer LLC and the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: July 25, 2019	By:	/s/ Jeff Kalowski
Jeff Kalowski
Chief Financial Officer